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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2000


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22697                                             77-0408542
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       (Commission                                           (IRS Employer
       File Number                                        Identification No.)


450 Broadway Street, Redwood City, CA                           94063
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(Address of principal executive offices)                      (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

         On March 28, 2000, the Registrant and its principal cable partners-AT&T Corp., Comcast Corporation and Cox Communications, Inc. - agreed to new extended distribution arrangements and a reorganization of the Registrant's corporate governance structure. The Registrant and AT&T issued a joint press release announcing this agreement on March 29, 2000.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.
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              99.01  Letter Agreement dated March 28, 2000 among the Registrant,
                     AT&T Corp., Comcast Corporation and Cox Communications, Inc., together with term sheets attached thereto.

              99.02 Press release issued jointly by the Registrant and AT&T Corp. on March 29, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 3, 2000                         AT HOME CORPORATION


                                              By: /s/ DAVID G. PINE
                                                  --------------------------
                                                  David G. Pine
                                                  Senior Vice President and
                                                  General Counsel

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